EXHIBIT 10.2 CONFIDENTIAL TREATMENT: U.S. CONCRETE, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE AFFORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. U.S. CONCRETE, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. Execution Copy 1 110193941 v2 FERRARA BROS., LLC CLASS B INCENTIVE INTERESTS AWARD AGREEMENT This Class B Incentive Interests Award Agreement (this “Agreement”), is made effective as of the calendar day immediately following the later of (a) the date on which the effective time of the Merger (as defined herein) in the State of New York occurs, (b) the date on which the effective time of the Merger in the State of Delaware occurs and (c) April 9, 2015 (such date, the “Grant Date”), between Ferrara Bros., LLC, a Delaware limited liability company (the “Company”), and 2G FB LLC (“Holder”). R E C I T A L S: WHEREAS, prior to the execution of this Agreement, the Company entered into that certain Amended and Restated Limited Liability Company Agreement of the Company (as amended, restated, modified, or supplemented from time to time, the “LLC Agreement”); WHEREAS, capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the LLC Agreement; WHEREAS, pursuant to the LLC Agreement, the Company may issue Class B Incentive Interests (the “Incentive Interests”) to Holder; WHEREAS, prior to the date hereof and in any event prior to the issuance of the Incentive Interests, Ferrara Bros. Building Materials Corp., a New York corporation was merged with and into the Company (the “Merger”); and WHEREAS, the Company desires to issue to Holder that number of Incentive Interests as set forth on the signature page hereto, subject to the terms and conditions set forth in this Agreement and the LLC Agreement. NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows: 1. Issuance of Incentive Interests. Subject to the terms and conditions of the LLC Agreement and the additional terms and conditions set forth in this Agreement, the Company hereby issues to Holder the number of Incentive Interests set forth on the signature page attached hereto effective as of the Grant Date. In no event shall the Incentive Interests granted hereby be issued prior to, or deemed issued prior to, the calendar day immediately following the later of (a) the date on which the effective time of the Merger in the State of New York occurs and (b) the date on which the effective time of the Merger in the State of Delaware occurs.

2 2. Vesting; Per Class B Incentive Interests Price. The Incentive Interests shall vest as set forth on Annex A attached hereto. The “Per Class B Incentive Interests Price” for purposes of the LLC Agreement means $1,000 per vested Class B Incentive Interest. 3. Rights as Holder of Incentive Interests; Profits Interests. Subject to the terms of the LLC Agreement, Holder shall be (a) the record owner of the Incentive Interests issued hereunder and (b) as record owner, shall be entitled to the rights of a holder of Incentive Interests as set forth in the LLC Agreement, in each case, effective as of the Grant Date. All Incentive Interests are subject to certain restrictions as provided in the LLC Agreement. The Incentive Interests are intended to constitute “profits interests” within the meaning of Rev. Proc. 93-27, 1993-2 C.B. 343 and Rev. Proc. 2001-43, 2001-2 C.B. 191. 4. Section 83(b) Election; Withholding. The Company recommends that within thirty (30) calendar days after the Grant Date, Holder should make an election with the Internal Revenue Service (“IRS”) under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder (an “83(b) Election”), in the form attached hereto as Exhibit A. Holder shall submit any 83(b) Election to the IRS within thirty (30) calendar days after the Grant Date and shall promptly send a copy to the Company. To the extent that Holder does not make an 83(b) Election with respect to the Incentive Interests and Holder is subject to ordinary income and withholding taxes upon the vesting of such Incentive Interests (the “Vesting Units”), Holder will be required to pay, in cash, to the Company an amount equal to such withholding taxes, as determined by the Company in good faith and the Company shall remit any such payments to the proper taxing authorities. The Company shall be authorized to withhold from compensation otherwise payable to Holder by the Company or its Affiliates the amount of such withholding taxes. Holder understands that (a) in making the 83(b) Election, Holder may be taxed at the time the Incentive Interests are issued hereunder to the extent the fair market value of the Incentive Interests exceeds the purchase price, if any, for such Incentive Interests and (b) in order to be effective, the 83(b) Election must be filed with the IRS within thirty (30) calendar days after the Grant Date. Holder hereby acknowledges that (i) the foregoing description of the tax consequences of the 83(b) Election is not intended to be complete and, among other things, does not describe state, local or foreign income and other tax consequences, (ii) the Company has not provided, and is not hereby providing, Holder with tax advice regarding the 83(b) Election and has urged Holder to consult Holder's own tax advisor with respect to the income taxation consequences thereof, and (iii) the Company will have no liability to Holder if the actual fair market value of any of the Incentive Interests on the date hereof exceeds the amount specified in the 83(b) Election. 5. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if delivered in writing in person or by telecopy (or similar electronic means with a copy following by nationally-recognized overnight courier) or sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth in the LLC Agreement or on the signature page hereto or at such other address as may hereafter be designated in writing by such party to the other parties. 6. Incentive Interests Subject to Agreements. As a condition of the issuance of the Incentive Interests, Holder will become a party to the LLC Agreement. By entering into this Agreement, Holder acknowledges and agrees that (a) Holder has received and read the copy of the LLC Agreement enclosed with this Agreement, (b) the Incentive Interests are subject to the LLC Agreement, the terms and provisions of which are hereby incorporated herein by reference, and this Agreement, including the terms and conditions set forth on Annex A attached hereto, (c) Holder shall execute, and return to the Company,

3 an executed copy of this Agreement and the LLC Agreement, and (d) the Incentive Interests are only transferable in accordance with the LLC Agreement. 7. Legend. Each certificate (if certificated) evidencing Incentive Interests and each instrument issued in exchange for or upon the transfer of any Incentive Interests shall be stamped or otherwise imprinted with a legend in substantially the following form, or such similar legend as may be specified in any other agreement with the Company: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (1) THE TERMS SET FORTH IN THE AWARD AGREEMENT DATED AS OF APRIL 11, 2015 AND (2) THE REDEMPTION AND FORFEITURE TERMS AND CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FERRARA BROS., LLC. THE SECURITIES MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS. COPIES OF SUCH AGREEMENTS ARE ON FILE WITH THE SECRETARY OF FERRARA BROS., LLC AND ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENTS.” 8. No Right to Continued Service. This Agreement shall not be construed as giving Holder or any Affiliate, member, or equity holder of Holder the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. 9. Entire Agreement. This Agreement and the LLC Agreement, as any of the foregoing may be amended or supplemented in accordance with their terms, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersedes all prior communications, representations and negotiations in respect thereto. 10. Signature in Counterparts. This Agreement may be signed in counterparts, each which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. 11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied. [SIGNATURE PAGE FOLLOWS] IRS Circular 230 Notice Requirement. This communication is not given in the form of a covered opinion, within the meaning of Circular 230 issued by the United States Secretary of the Treasury. Thus, we are required to inform you that you cannot rely upon any tax advice contained in this communication for the purpose of avoiding United States federal tax penalties. In addition, any tax advice contained in this communication may not be used to promote, market or recommend a transaction to another party.

Signature Page to Class B Incentive Interests Award Agreement IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. FERRARA BROS., LLC By: /s/ Kevin R. Kohutek Name: Kevin R. Kohutek Title: Vice President 2G FB LLC By: /s/ Joseph J. Ferrara Name: Joseph J. Ferrara Title: Manager Incentive Interests Number (#) Class B Incentive Interests 35,000

5 ANNEX A VESTING TERMS (a) For the purposes of the LLC Agreement, this Award Agreement and the Class B Incentive Interests granted pursuant thereto and hereto, the following definitions shall apply: (i) “2020 Measurement Period Corrective Maximum Amount” means an amount equal to 35,000,000, less the aggregate Performance Amounts for the Measurement Periods for fiscal years 2017, 2018, and 2019. (ii) “Aggregate Maximum Distribution” with respect to the vested Class B Incentive Interests means 35,000,000.00. (iii) “Performance Amount” means, with respect to each Measurement Period, if the EBITDA for such Measurement Period is equal to or greater than the Qualifying EBITDA Threshold for such Measurement Period, an amount equal to the product of: (i) the amount set forth on Schedule A under the column entitled “Performance Amount” for such Measurement Period, multiplied by (ii) the amount equal to (A) the sum of (1) the EBITDA for such Measurement Period, plus (2) the amount by which EBITDA in any prior Measurement Period was in excess of the amount set forth on Schedule A under the column entitled “Target EBITDA to Achieve Maximum Payment” for such prior Measurement Period (in each case to the extent, and solely to the extent, such amount is not included in a prior Measurement Period’s calculation of Performance Amount under this clause (2)), less (3) the sum of: (x) the Qualifying EBITDA Threshold for such Measurement Period, plus (y) the amount by which EBITDA in any prior Measurement Period was less than the Qualifying EBITDA Threshold for such prior Measurement Period (in each case to the extent, and solely to the extent, not included in a prior Measurement Period’s calculation of Performance Amount under this clause (y)), divided by (2) the amount set forth on Schedule A under the column entitled “Target EBITDA to Achieve Maximum Payment” for such Measurement Period, less the Qualifying EBITDA Threshold for such Measurement Period; provided, however, that, in calculating the amount described in the foregoing clause (3)(y) of this definition of Performance Amount in the event that the EBITDA for a given Measurement Period with respect to 2017, 2018, or 2019 is below the amount set forth on Schedule A under the column entitled “Floor EBITDA” for such Measurement Period, the amount set forth on Schedule A under the column entitled “Floor EBITDA” shall be used instead as the Qualifying EBITDA Threshold for purposes of such calculation of the prior Measurement Period with respect to 2017, 2018, or 2019, as applicable; provided, further however, that: (1) in the special case when both (x) EBITDA (as adjusted pursuant to the preceding calculation of Performance Amount) for the 2020 Measurement Period is greater than the amount set forth on Schedule A under the column entitled “Target EBITDA to Achieve Maximum Payment” for the Measurement Period for fiscal year 2020 and (y) the sum of the Performance Amounts earned with respect to all Measurement Periods equals less than 35 million, then the following principles shall govern the award of additional Performance Amounts to the Performance Amount for the Measurement Period for 2020: a. The “Remaining Potential Award” equals (x) the 2020 Measurement Period Corrective Maximum Amount, minus (y) ****;

6 b. The “Remaining Cumulative EBITDA” equals (x) the sum of the amounts set forth on Schedule A under the column entitled “Target EBITDA to Achieve Maximum Payment”, minus (y) the sum of EBITDA for each Measurement Period (inclusive of the **** of EBITDA for the Measurement Period for fiscal year 2020 which is a prerequisite of this special case scenario); and c. The relationship of the Remaining Potential Award to Remaining Cumulative EBITDA shall govern the pro rata treatment for purposes of computing how much of an additional Performance Award is to be awarded in this special case scenario for the Measurement Period for fiscal year 2020. (2) in no event shall the total Performance Amount in a given Measurement Period exceed the amount set forth on Schedule A under the column entitled “Maximum Payment” for such Measurement Period; and (3) in no event shall the sum of each Performance Amount with respect to all Measurement Periods exceed 35,000,000. (iv) “Performance Statement” means, for each Measurement Period, a written statement setting forth (i) in reasonable detail, the Company’s calculation of EBITDA for such Measurement Period, and (ii) the Company’s calculation of the Performance Amount (such calculation, the “Estimated Performance Amount”, if any, for such Measurement Period. (v) “Designated Acquisitions” means such acquisitions agreed upon by email from **** to **** and the Seller’s Representative on the date hereof at 12:52 p.m. Dallas time. (vi) “EBITDA” means, for the Measurement Period and without duplication, the sum of (A) consolidated net income of the Performance Business for such Measurement Period (computed without regard to any extraordinary items of gain or loss), plus (B) to the extent included in the calculation of net income for the Measurement Period, the sum of (1) interest expense, (2) income tax expense, and (3) depreciation and amortization expense, in all cases determined in accordance with GAAP in a manner consistent with the historical accounting practices of such Seller; provided, however, that in determining such EBITDA: (A) EBITDA shall not include any gains, losses or profits realized from the sale of any assets other than in the ordinary course of business and (B)****; provided, however, that ****. (vii) “EBIDTA Target” means, with respect to a Measurement Period, the amount set forth on Schedule A under the column entitled “Target EBITDA to Achieve Maximum Payment” for such Measurement Period. (viii) “Measurement Period” means (i) with respect to fiscal year 2017, January 1, 2017 through December 31, 2017, (ii) with respect to fiscal year 2018, January 1, 2018 through December 31, 2018, (iii) with respect to fiscal year 2019, January 1, 2019 through December 31, 2019, and (iv) with respect to fiscal year 2020, January 1, 2020 through December 31, 2020. (ix) “Performance Business” means: ****. (x) “Qualifying EBITDA Threshold” means, with respect to a Measurement Period, the amount set forth on Schedule A under the column entitled “Qualifying EBITDA Threshold” for such Measurement Period.

7 (b) On or prior to February of the second fiscal year after the end of an applicable Measurement Period (e.g., 2019 for 2017, 2020 for 2018, 2021 for 2019, and 2022 for 2020), the Company shall prepare and deliver to the Parent and the Class B Member the Performance Statement. Promptly following the delivery of the Performance Statement to the Class B Member, the Company shall afford the Class B Member and its representatives the reasonable opportunity to examine the Company’s calculation of EBITDA and the Estimated Performance Amount and such underlying records and work papers as are reasonably necessary and appropriate. The Company shall cooperate with the Class B Member and its representatives in such examination. If the Class B Member disagrees with the Company’s calculation of EBITDA or the Estimated Performance Amount contained in the Performance Statement, the Class B Member shall, within thirty (30) calendar days after receipt of the Performance Statement, deliver a written notice (a “Performance Objection Notice”) to the Company setting forth the Class B Member’s objections to the Performance Statement. The Performance Objection Notice shall contain a specific list of the disputed items and, for each individual disputed item, sufficient detail regarding the nature and the basis for such disputed item. If a Performance Objection Notice is not delivered within such time period, then the Estimated Performance Amount as set forth in the Performance Statement delivered by the Company shall be conclusive and binding upon each of the Company, the Parent Group and the Class B Member and shall be deemed the “Final Performance Amount.” Any item or amount with respect to which no dispute is raised in the Performance Objection Notice will be final, conclusive and binding on each of the Company, the Parent Group and the Class B Member. The Company and the Class B Member shall in good faith attempt to resolve all items set forth in the Performance Objection Notice and, if the Company and the Class B Member so resolve all such items, the Performance Statement, including the EBITDA and the Final Performance Amount, as amended to the extent necessary to reflect the resolution of the items set forth in the Performance Objection Notice, shall be conclusive and binding on each of the Company, the Parent Group and the Class B Member. If the Company and the Class B Member do not reach agreement in resolving the items set forth in the Performance Objection Notice within thirty (30) calendar days after such Performance Objection Notice is timely and properly delivered to the Company, either the Company or the Class B Member may submit the dispute to the Independent Accountant (as defined in the Share Purchase Agreement) for resolution. The Company and the Class B Member shall jointly instruct the Independent Accountant that he or she (A) shall act as an expert and not as an arbitrator and (B) shall review only the disputed items that were specifically identified in the Performance Objection Notice and that the Company and the Class B Member were unable to resolve during such thirty (30) calendar day period after such Performance Objection Notice was timely and properly delivered to the Company. Promptly, but no later than thirty (30) calendar days after acceptance of his or her appointment as Independent Accountant, the Independent Accountant shall determine, based solely on written submissions by the Company and the Class B Member, and not by independent review, only those issues in dispute and shall render a written report as to the resolution of the dispute and the resulting computation of the EBITDA and the Final Performance Amount which shall be conclusive and binding on the Parties. In resolving any disputed item, the Independent Accountant (x) shall be bound by the provisions of this Award Agreement and the LLC Agreement and (y) may not assign a value to any individual disputed item greater than the greatest value for such item claimed by the Company or the Class B Member or less than the smallest value for such item claimed by the Company or the Class B Member. (c) The Class B Member hereby agrees and acknowledges that (i) from and after the Effective Date, the Company and the Parent Group have the right to operate the Performance Business (and all other components of the Company’s or the Parent Group’s business) in any way that the Company deems appropriate in the Company’s sole and absolute discretion, (ii) the Company and the Parent Group have no obligation to operate the Performance Business (or any other component of the Company’s or the Parent Group’s business) in a manner designed to achieve any EBITDA, EBITDA Target or the Performance Amount, (iii) the post-Closing Board of Managers of the Company and the boards of managers and comparable governing bodies of the members of the Parent Group shall have the

8 power and right to control all aspects of the business and operations of the Performance Business including all personnel (including directors and officers) decisions and the sale, marketing, supply, pricing and distribution of all of the products and services, which actions may have the effect of reducing or eliminating EBITDA and/or affecting the Company’s ability to achieve or achievement of the EBITDA Target or the resulting Performance Amount, (iv) the Company and the Parent Group are not obligated to operate the Performance Business (or any component of the Company’s or the Parent Group’s business) in a manner consistent with the manner in which any prior owner or operator operated the Performance Business prior to the Closing Date, (v) the Company is under no obligation to continue to serve any client, customer, or Person after the Effective Date, (vi) the Performance Amounts described in this Annex A (and the resulting vesting of the Class B Incentive Interests, if applicable) are speculative and subject to numerous factors outside the control of the Company and the Parent Group, (vii) none of the Parent, any Subsidiary of the Parent or the Company owes any fiduciary duty or express or implied duty to any Class B Member, other than any implied duty of good faith imposed by applicable New York law, (viii) none of the Parent, any Subsidiary of the Parent or the Company makes any representation and expresses no opinion as to the value or likelihood of the Performance Business achieving an EBITDA Target, and (ix) the parties to the LLC Agreement and this Award Agreement solely intend for the express provisions of this Award Agreement and the LLC Agreement to govern their relationship with respect to the Performance Amounts, the Class B Incentive Interests, the vesting thereof, and the calculation and determination of any component of or any matter related to the foregoing. (d) Upon the determination of a Final Performance Amount for a Measurement Period, a number of unvested Class B Incentive Interests of the Class B Member equal to the following shall vest: (i) the Final Performance Amount for such Measurement Period, divided by (ii) 1,000. For example, if the Final Performance Amount is equal to ****, then **** Class B Incentive Interests shall vest. By way of example and not limitation, example calculations of the Performance Amounts and the resulting vesting of the Class B Incentive Interests are set forth below on Schedule B. (e) In the event that there are unvested Class B Incentive Interests following the determination of the Final Performance Amount for all Measurement Periods, all such unvested Class B Incentive Interests following such determination shall be automatically canceled and of no further force or effect and shall be canceled on the books and records of the Company and its applicable transfer agent. (f) Notwithstanding anything to the contrary contained herein, as a condition to the vesting of any Incentive Interest, **** must not all have been terminated for Cause by the Company, Parent or any of their Subsidiaries and, in the event that each of **** have been terminated for Cause by the Company, Parent or any of their Subsidiaries then all such unvested Incentive Interests at the time of termination shall immediately terminate and be of no further force or effect and regardless of any subsequent determination of a Final Performance Amount, no further vesting shall occur.

Schedule A Fiscal Year Performance Amount (in millions) Qualifying EBITDA Threshold (in millions) Target EBITDA to Achieve Maximum Payment (in millions) Maximum Payment (in millions) Floor EBITDA (in millions) 2017 **** **** **** **** **** 2018 **** **** **** **** **** 2019 **** **** **** **** **** 2020 **** **** **** 2020 Measurement Period Corrective Maximum Amount N/A Provided, however, that in the event that none of the Designated Acquisitions is completed on or prior to January 1 of the Measurement Period the following shall constitute Schedule A: Fiscal Year Performance Amount (in millions) Qualifying EBITDA Threshold (in millions) Target EBITDA to Achieve Maximum Payment (in millions) Maximum Payment (in millions) Floor EBITDA (in millions) 2017 **** **** **** **** **** 2018 **** **** **** **** **** 2019 **** **** **** **** **** 2020 **** **** **** 2020 Measurement Period Corrective Maximum Amount N/A

Schedule B Example Calculations 2017 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) 2018 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) 2019 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) 2020 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) Example 1 **** **** **** **** **** **** **** **** Example 2 **** **** **** **** **** **** **** **** Example 3 **** **** **** **** **** **** **** **** Example 4 **** **** **** **** **** **** **** **** Example 5 **** **** **** **** **** **** **** **** ** In cases in which the special case scenario is implicated, the following examples would apply: 2017 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) 2018 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) 2019 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) 2020 EBITDA ($ in millions) Performance Amount on Such Year (Corresponding Vested Class B Incentive Interests) Example 1 ****  **** **** **** ****  **** **** **** Example 2 ****  **** **** **** ****  **** **** **** Example 3 ****  **** **** **** ****  **** **** **** Example 4 ****  **** **** **** ****  **** **** ****

Annex A-1 ****

Annex A-2 ****

EXHIBIT A ELECTION TO INCLUDE PROFITS UNITS IN GROSS INCOME PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE The undersigned was issued Class B Incentive Interests (the “Profits Units”) of Ferrara Bros., LLC (the “Company”) on April __, 2015. The undersigned desires to make an election to have the Profits Units taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended (“Code §83(b)”), at the time such Profits Units were issued. Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Profits Units (described more fully in Paragraph 2 below), to report as taxable income for calendar year 2015 the excess, if any, of the Profits Units’ fair market value on _____________, over the purchase price thereof, if any. The following information is supplied in accordance with Treasury Regulation §1.83-2(e): The name, address and social security number of the undersigned: ______________________________ ______________________________ SSN:__________________________ 1. A description of the property with respect to which the election is being made: 35,000 Profits Units. 2. The date on which the property was transferred: April __, 2015. The taxable year for which such election is made: calendar year 2015. 3. The restrictions to which the property is subject: If the undersigned ceases to be employed by the Company or any of its subsidiaries under certain circumstances, all or a portion of the Profits Units may be subject to forfeiture. The Profits Units are also subject to transfer restrictions and vesting. 4. The aggregate fair market value on April __, 2015, of the Profits Units, determined without regard to any lapse restriction, is: $__________. 5. The aggregate amount paid for the Profits Units is $0.00. 6. A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7). Dated: _____________, 2015 ____________________________ Name: